SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                  ---------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(D) of the
                         Securities Exchange Act Of 1934


        Date of Report (Date of earliest event reported): April 29, 2008

                                  ANAREN, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           New York                    000-6620                16-0928561
----------------------------   ------------------------   ----------------------
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
       of Incorporation)                                   Identification No.)


   6635 Kirkville Road, East Syracuse, New York               13057
--------------------------------------------------        --------------
     (Address of Principal Executive Offices)               (Zip code)

                                 (315) 432-8909
              (Registrant's Telephone Number, Including Area Code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On April 29, 2008, Anaren, Inc. issued an earnings release announcing its financial results for third quarter ended March 31, 2008. A copy of the earnings release is attached as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (d) Exhibits.

                  99.1    Press Release of Anaren, Inc. dated April 29, 2008

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ANAREN, INC.


                                        By: /s/ Lawrence A. Sala
                                            ------------------------------------
                                            Lawrence A. Sala
                                            President and
                                            Chief Executive Officer